Exhibit 99.1

Goldman Sachs 19th Annual Global Retailing Conference September 6, 2012 Blake Krueger – Chairman and CEO Don Grimes – Senior Vice President and CFO

Forward?Looking Statements This presentation contains forward-looking statements. Words such as “estimates,”“anticipates,”“believes,” “forecasts,” “plans,” “predicts,” “projects,” “is likely,” “expects,” “intends,” “should,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Risk Factors include, among others: the possibility that the Performance + Lifestyle Group acquisition does not close, including, but not limited to, due to the failure to obtain governmental approval; the Company’s ability to realize the benefits of the Performance + Lifestyle Group acquisition on a timely basis or at all; the Company’s ability to combine its businesses and the Performance + Lifestyle Group successfully or in a timely and cost-efficient manner; failure to obtain any required financing on favorable terms; the degree of business disruption relating to the Performance + Lifestyle Group acquisition; the Company’s ability to successfully develop its brands and businesses; changes in duty structures in countries of import and export including anti-dumping measures and trade defense actions; changes in consumer preferences or spending patterns; cancellation of orders for future delivery, or the failure of the Department of Defense to exercise future purchase options, award new contracts or the cancellation of existing contracts by the Department of Defense or other military purchasers; changes in planned customer demand, re-orders or at-once orders; the availability and pricing of footwear manufacturing capacity; reliance on foreign sourcing; failure of international licensees and distributors to meet sales goals or to make timely payments on amounts owed; disruption of technology systems; regulatory or other changes affecting the supply or price of materials used in manufacturing; the availability of power, labor and resources in key foreign sourcing countries, including China; the impact of competition and pricing; the impact of changes in the value of foreign currencies; the development of new initiatives; the risks of doing business in developing countries, and politically or economically volatile areas; retail buying patterns; consolidation in the retail sector; changes in economic and market conditions; acts and effects of war and terrorism; weather; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. Other Risk Factors exist, and new Risk Factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements. 2

Why Wolverine Worldwide Our global and diverse portfolio of lifestyle brands has a long, rich history of delivering footwear and apparel that is exceptional in  both performance and style. Serving a broad array of geographies, distribution channels and consumers, our Company has a long track record  of outstanding business, brand and financial performance with strategies in place to continue our favorable momentum well into the future.

Our Vision To Excite Consumers Around the World with Innovative Footwear and Apparel That Bring Style to Purpose

For its first 110 years, WWW was essentially a three?brand business  .... 1883 1994 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2009 2012 Colombia JV Europe India JV U.K. Canada Europe Since 1994, we have grown through the addition of new brands and expansion into new geographic regions.

Outdoor Group

Lifestyle Group

Heritage Group

Our portfolio will be expanding significantly with the pending  acquisition of the Performance + Lifestyle Group from Collective Brands With approximately 100 million pair annually, we will be the largest non?athletic footwear company in the world.

+ The World’s Preeminent Collection of Leading Lifestyle Brands

Strong Collection of Iconic Performance and Lifestyle Brands Leading global Premier global running A 95 year legacy of Since 1919, the preeminent nautical performance brand, fusing performance, footwear company that kids all-American, feel good style and lifestyle brand innovation and style love and moms trust 11

Wolverine can add immediate value to the PLG Brands Accelerate international expansion &lt;10% of PLG’s current sales are outside North America Increase pace of Sperry Top?Sider concept store openings From 20 locations to approximately 100 within 5 years Restore gross margin performance to recent historical levels Develop Sperry Top?Sider into a lifestyle brand Regain momentum in Keds Build on recent strong performance of Stride Rite

Wolverine’s Proven Integration Success 100% success rate in prior brand and business acquisitions High degree of discipline, process and confidence Brand Acquisitions Geographic Expansion

Transaction Highlights Wolverine, Blum and Golden Gate will acquire Collective Brands for $21.75 per share Collective Brands’ shareholders approved the merger on August 21 by an overwhelming margin As part of the transaction, Wolverine will acquire PLG for $1.23 billion We continue to expect the transaction to close in early October Expected EPS accretion in 2013 of $0.25?$0.40 and in 2014 of $0.50?$0.70

Financing Update Our bank financing and Term Loan B financing were both nicely oversubscribed Executed on July 31 Term Loan A $550M Term Loan B 350M In Process High Yield Notes 375M $ 1,275M

Key Trends Continue Favorably Americana ORIGINS Prep True heritage Boots Authentic performance products Lightweight/minimalist footwear

Third Quarter Trends The European market is proving to be even more of a challenge than we had earlier anticipated Quarter?to?date revenue in EMEA is down double digits vs. prior year Combination of weather and tough economic conditions are challenging Europe retail In July, we guided to low to mid?single digit revenue growth in Q3 and fully?diluted EPS approximately flat with prior year We now expect to fall modestly below those revenue and EPS expectations

Third Quarter Trends (continued) U.S. wholesale business remains solid Quarter?to?date revenue is up mid?single digits Particular strength in Merrell, Hush Puppies and Sebago Consumer Direct continues to be a bright spot Positive comp store sales Improved profitability Other international geographies showing strength Latin America revenue is growing upper?single digits and China is growing double?digits Merrell MConnect  will have its initial launch in Q4

10?Year Growth Trends $1,409.1 Revenue CAGR 5.5% $1,220.6 $1,248.5$1,199.0 $1,101.1 ($ in millions) $1,141.9$1,061.0$991.9$888.9$827.1 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 $2.48 Earnings $2.17 Per Share ?Adjusted* CAGR 12.4% $1.90 $1.77 $1.77 (Whole $) $1.52 $1.33 $1.09 $0.77 $0.85 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 * 2009 & 2010 EBITDA and EPS excludes the impact of non?recurring restructuring and other transaction charges

10?Year Cumulative Cash Flow Cumulative Cash Provided by Operating  Activities ($ in millions) $1,016.9 $78.8 $72.1$204.2 $93.5$123.3$109.7$117.3 $106.4 $88.3 $102.2 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 * 2009 & 2010 EBITDA and EPS excludes the impact of non?recurring restructuring and other transaction charges

The New Wolverine Worldwide. Over $2.5 billion in combined pro forma revenue 16 Brands, ~100 million pairs/units Largest non?athletic footwear company in the world Dynamic Portfolio – ages, genders and lifestyles Casual, athletic, outdoor, work 200+ countries and territories Footwear – Accessories – Apparel Multiple global distribution channels Wholesale, consumer direct, distributors/licensees Most importantly, enormous opportunities for future growth and increased profitability

Wolverine our global